OPTION AGREEMENT

This Option Agreement (this "Agreement") is made as of this ___ day of November, 2009 by Eric Takamura (the “Grantor”) to _______ (the “Grantee”).

RECITALS

WHEREAS, in consideration for the payment of $250, the Grantor has agreed to issue to the Grantee this option to purchase ______ shares of NuGen Mobility, Inc. (the “Company”) on the terms and conditions set forth in this Agreement; and

NOW THEREFORE, in consideration of the above premises and the mutual representations, warranties, covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           Grant of Option.  For the payment of $250 being made simultaneous with the execution and delivery of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby irrevocably grants the Grantee the option (the "Option") to purchase all, or any portion of, _____ shares of the Company (the “Shares”) on the terms and conditions set forth in this Agreement.

2.           Term of the Option.  The period during which the Option may be exercised (the "Option Period") shall commence on the date hereof and end eighteen months from the date hereof (the "Option Expiration Date").

3.           Purchase Price.  The purchase price for the Shares (the "Option Purchase Price") upon exercise of the Option shall be $0.50 per Share.

4.           Exercise of the Option.  The Option may be exercised in whole or in part at any time during the Option Period.  If the Grantee shall desire to exercise the Option, then, on or before the Option Expiration Date, the Grantee shall deliver to the Grantor an irrevocable written notice (the "Option Notice") of its exercise of the Option, which notice shall specify the location, date and time of the closing of the exercise of the Option (the "Option Closing").

5.           Deliveries at Option Closing. At the Option Closing, the Grantee shall deliver to the Grantor the Option Purchase Price. Within twenty business days thereof, the Grantor shall ensure that the Company shall deliver stock certificates evidencing the Shares purchased, in proper form for transfer with all required transfer tax stamps affixed.

6.           Representations and Warranties of the Grantor.  The Grantor represents, warrants and covenants to the Grantee that:

6.1           Authority.  The Grantor has all requisite power and authority to execute, deliver and perform his obligations under this Agreement and has taken all action necessary in order to execute and deliver this Agreement.  This Agreement has been duly executed and delivered by the Grantor and constitutes the valid and binding obligation of the Grantor, enforceable against it in accordance with its terms.

6.2           Absence of Conflict. Neither the execution and delivery of this Agreement by Grantor nor the consummation of the transactions contemplated hereby will (i) violate, conflict with, result in a breach or termination of, constitute a default under or give rise to a right to terminate, amend, cancel or accelerate (or an event which, with notice or lapse of time or both, would constitute the same) (1) any agreement, commitment, note, bond, deed of trust, indenture, lease, mortgage or other instrument to which Grantor is a party or by which any of his properties or assets is bound, or (2) any law, order of a governmental authority or any other restriction of any kind or character applicable to Grantor or any of his properties or assets.

6.3           Consents.  No consent, waiver, registration, certificate, approval, grant, franchise, concession, permit, license, exception or authorization of, or declaration or filing with, or notice or report to, (i) any governmental authority or (ii) any other person (including, but not limited to, any party to a contract or other agreement or commitment of Company), is required in connection with the execution, delivery and performance of this Agreement.

7.           Representations and Warranties of the Grantee.  The Grantee represents, warrants and covenants to the Grantor that:

7.1 The Grantee has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective acquisition of the Option and the Shares and can bear the economic risk of such investment, and that if he exercises the Option, he will be purchasing the Shares for his own account and not with a view to the distribution thereof or with any present intention of distributing or selling any of such stock except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

7.2 The Grantee understands and agrees that the offer and sale of the Option and the Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions thereunder and applicable state securities laws or if an exemption from registration is available.  The issuance of the Option and the other transactions contemplated herein are exempt from the registration requirements of the Securities Act.

7.3 The Grantee is an “Accredited Investor” as such term is defined in Rule 501(a)(1-8) of Regulation D promulgated under the Securities Act.

7.4 The Grantee is capable of evaluating the merits and risks of investing in the Option and the Shares

7.5 The Grantee has a pre-existing personal or business relationship with the Company, one of the Company’s officers, or one of the Company’s affiliates.  The Grantee is not subscribing for the Option because of or following any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than an authorized representative of the Company.

7.6 The Grantee is not relying on the Grantor, the Company with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Option or the Shares. The Grantee has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Option and the Shares, the Grantee’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

7.7 If the Grantee is a corporation, partnership, trust or other entity: (i) it is authorized and qualified to purchase this Option; (ii) the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so; and (iii) such entity was not organized or reorganized for the specific purpose of acquiring the Option.

8.           Amendments.  This Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.           GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. BOTH PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF DELAWARE SITTING IN DELAWARE AND OF THE UNITED STATES DISTRICT COURT OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. COMPANY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING FOR THE ENFORCEMENT OF THIS AGREEMENT.

10.         Notices.  All notices and communications shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as provided in the Subscription Agreement.

11.         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns and heirs and personal representatives in the case of the Grantor.  This Agreement and the rights granted hereto are not assignable.

12.         Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions; provided, however, that no such severability will be effective against a party if it materially and adversely changes the economic benefits of this Agreement to such party.

13.         Further Assurances.  The parties shall each cooperate and use (or cause its agents to use) its best efforts to promptly take or cause to be taken all necessary actions, and do or cause to be done all things necessary, proper or advisable under this Agreement and applicable laws to consummate and make effective all transactions contemplated by this Agreement as soon as practicable following the request of the party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

[name of Subscriber]

By:
Name:
Title:

Eric Takamura

Schedule

Date of						Number of
Investment	Name of Subscriber					Shares

16-Feb-10	Allen	Becker				100,000
29-Jan-10	Daniel T Bogar IRA R/O Guarantee & Trust CO Trustee					300,000
29-Jan-10	Daniel T.	Bogar	Brandilyn D.	Bogar		140,000
29-Jan-10	Adam & Susan Finn Revocable Trust dtd Sept 27, 2006					50,000
29-Jan-10	Jordan Stuart	Finn				50,000
29-Jan-10	Bradley Ray	Freels				50,000
29-Jan-10	Hugo E.	Garcia Jr.				50,000
16-Feb-10	Goldeneye Partners II, Ltd.					100,000
29-Jan-10	Edward C.	Gomez				50,000
16-Feb-10	Uzi	HaLevy				150,000
29-Jan-10	William J.	Hickl III				25,000
29-Jan-10	David E.	Houge				30,000
16-Feb-10	Tyler	Hughes				30,000
16-Feb-10	ITC Trading Company, LTD.					50,000
29-Jan-10	Ted	Izatt				50,000
16-Feb-10	Lakeview Investments, Inc.					100,000
16-Feb-10	Ariel	Leibovitz				75,000
29-Jan-10	John	McClure				30,000
29-Jan-10	Richard G.	McKee Jr.				120,000
29-Jan-10	Stephen H.	McKnight				45,000
29-Jan-10	Stephen	Najarian	Kathy Garcia	Najarian	JT TEN	50,000
16-Feb-10	Equity Trust Co Custodian FBO Anthony J. Padon IRA					50,000
29-Jan-10	David H.	Peterson				200,000
29-Jan-10	Jackie A.	Reiner				25,000
16-Feb-10	Hershel M.	Rich	Hilda A.	Rich	TEN COM	25,000
29-Jan-10	Juan Alberto	Rincon				50,000
16-Feb-10	Arthur	Schechter				100,000
16-Feb-10	3K Partners, Ltd.					100,000
29-Jan-10	Jimin	Wang				150,000
16-Feb-10	Benjamin S.	Warren				50,000
29-Jan-10	Charles M Weiser IRA Guarantee & Trust Co Trustee					50,000
16-Feb-10	Zeevi Hi-Tec Invesyment Holdings					150,000